UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 21, 2013

XFORMITY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2005 Keats Lane, Highland Park, IL  60035
(Address of principal executive offices, including zip code)
Issuer's Telephone No., including area code: 847 579 0770

4100 Spring Valley Road, Suite 800, Dallas, Texas 75244
Former name, former address, and former fiscal year, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.       CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Effective May 21, 2012, the Company’s independent auditors M&K CPAS, LLC (“MK”) informed the Company that they resigned as the Company’s independent registered public accountants under circumstances constituting a disagreement with management over accounting principles within the meaning of Item 304 (a)(1)(iv) of Regulation S-K.  The disagreement concerns the proper accounting treatment of the Company’s discontinued operations and subsequent disposal of substantially all of its assets. The Company’s newly appointed Director, Chief Executive Officer and Chief Financial Officer discussed subject matter of the disagreement with MK;  the subject matter of disagreement was not discussed by the Company’s board of directors as a whole or the audit committee of the board, which has not been appointed.  The Company has authorized MK to discuss the matter of disagreement with the Company’s successor accountants disclosed below.

Except as described below, the audit reports of MK on the consolidated financial statements of XFormity Technologies, Inc. and Subsidiary as of and for the fiscal years ended June 30, 2008, 2009, 2010, 2011 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.  MK’s  audit report relating to MK’s audit of XFormity’s consolidated financial statements for the fiscal years ended June 30, 2007 through 2012 each included an emphasis paragraph relating to an uncertainty as to XFormity’s ability to continue as a going concern.

Except as disclosed above, in connection with the audit of the Company’s consolidated financial statements for the fiscal years ended June 30, 2007 through 2012, there were: (1) no disagreements between XFormity and MK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MK, would have caused MK to make reference to the subject matter of the disagreement in their reports on XFormity’s consolidated financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304 (a)(1)(iv) of Regulation S-K or Item 304 (a)(1)(v) of Regulation S-K.

XFormity has provided MK a copy of the disclosures and MK has responded that it will not provide a letter pursuant to Item 304(a)(i) of Regulation S-K without payment of amounts not previously agreed upon by the Company.

On May 23, 2013, the Board of Directors of the Company approved the engagement of Silberstein Ungar, PLLC (“Silberstein”) to assume the role of its new independent registered accountant.

Prior to the firm’s engagement ,the Registrant did not consult with Silberstein  with regard to:

(1)

the application of accounting principles to a specified transaction, either completed or proposed: or the type of audit opinion that might be rendered on Registrant’s financial statements; or

(2)

any matter that was either the subject of a disagreement or a reportable event (as described in Item 304(a) (1) (iv) of Regulation S-K.

ITEM 7:       EXHIBITS

(c)	Exhibit

Item	Title

16.0

Pursuant to Item 304(a)(i) of Regulation S-K, of the Regulations under the Securities Exchange Act of 1934, as amended, the Registrant is unable to file a letter of M&K CPAS, PLLC, former accountants to the Company, due to MK’s refusal to provide such a letter without further payments that the Company has not agreed upon.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)

Dated: May 28, 2013	/s/ Sheldon Drobny_______ Sheldon Drobny, President

3